Exhibit 99.1



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                       AICCO PREMIUM FINANCE MASTER TRUST
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2004-1
                         MONTHLY NOTEHOLDERS' STATEMENT
 -------------------------------------------------------------------------------

          Set forth below is information with respect to the Payment Date of December 15, 2004 and with respect to the performance of the Trust during the related Monthly Period.

          Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2004-1 Supplement.


A.   INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS OF
     -------------------------------------------------------------------------
     $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).
     --------------------------------------

     1.   The total amount of the payment to Holders of Class A, Class B, Class
          C and Class D Notes.                                                                     $1.89

     2.   The amount of the payment set forth in A1 above in respect of Class A
          Monthly Principal.                                                                       $0.00

     3.   The amount of the payment set forth in A1 above in respect of Class B
          Monthly Principal.                                                                       $0.00

     4.   The amount of the payment set forth in A1 above in respect of Class C
          Monthly Principal.                                                                       $0.00

     5.   The amount of the payment set forth in A1 above in respect of Class D
          Monthly Principal.                                                                       $0.00

     6.   The amount of the payment set forth in A1 above in respect of Class A
          Monthly Interest                                                                         $1.90

     7.   The amount of the payment set forth in A1 above in respect of Class A
          Additional Interest.                                                                     $0.00

     8.   The amount of the payment set forth in A1 above in respect of Class A
          Deficiency Amount.                                                                       $0.00

     9.   The amount of the payment set forth in A1 above in respect of Class B
          Monthly Interest                                                                         $2.13

     10.  The amount of the payment set forth in A1 above in respect of Class B
          Additional Interest.                                                                     $0.00

     11.  The amount of the payment set forth in A1 above in respect of Class B
          Deficiency Amount.                                                                       $0.00

     12.  The amount of the payment set forth in A1 above in respect of Class B
          Prior Period Interest.                                                                   $0.00

     13.  The amount of the payment set forth in A1 above in respect of Class C
          Monthly Interest.                                                                        $2.42

     14.  The amount of the payment set forth in A1 above in respect of Class C
          Additional Interest.                                                                     $0.00

     15.  The amount of the payment set forth in A1 above in respect of Class C
          Deficiency Amount.                                                                       $0.00



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
     16.  The amount of the payment set forth in A1 above in respect of Class C
          Prior Period Interest.                                                                   $0.00

     17.  The amount of the payment set forth in A1 above in respect of Class D
          Monthly Interest.                                                                        $0.00

     18.  The amount of the payment set forth in A1 above in respect of Class D
          Additional Interest.                                                                     $0.00

     19.  The amount of the payment set forth in A1 above in respect of Class D
          Deficiency Amount.                                                                       $0.00

     20.  The amount of the payment set forth in A1 above in respect of Class D
          Prior Period Interest.                                                                   $0.00

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.
     --------------------------------------------------

     1.   Collections of Principal Receivables.
          ------------------------------------

          The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated in respect of
          the Class A, Class B, Class C, and Class D notes.                                        $ 117,913,824.38

     2.   Noteholders Investor Interests and Principal Receivables in the Trust.
          ---------------------------------------------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of
               the end of the related Monthly Period.                                              2,987,471,866.50

          (b)  The Investor Interest as of the end of the related Interest
               Period.                                                                             $ 591,400,000.00

          (c)  The Class A Investor Interest as of the end of the related
               Interest Period.                                                                    $ 550,000,000.00

          (d)  The Class B Investor Interest as of the end of the related
               Interest Period.                                                                    $  22,170,000.00

          (e)  The Class C Investor Interest as of the end of the related
               Interest Period.                                                                    $  10,350,000.00

          (f)  The Class D Investor Interest as of the end of the related
               Interest Period.                                                                    $   8,880,000.00

          (g)  The average daily Investor Interest with respect to the related
               Interest Period.                                                                    $ 591,400,000.00

          (h)  The average daily Class A Investor Interest with respect to the
               related Interest Period.                                                            $ 550,000,000.00

          (i)  The average daily Class B Investor Interest with respect to the
               related Interest Period.                                                            $  22,170,000.00

          (j)  The average daily Class C Investor Interest with respect to the
               related Interest Period.                                                            $  10,350,000.00

          (k)  The average daily Class D Investor Interest with respect to the
               related Interest Period.                                                            $   8,880,000.00

          (l)  The Floating Investor Percentage with respect to the related
               Transfer Date.                                                                                 19.17%

          (m)  The Class A Floating Allocation with respect to the related
               Transfer Date.                                                                                 93.00%


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          (n)  The Class B Floating Allocation with respect to the related
               Transfer Date.                                                                                  3.75%

          (o)  The Class C Floating Allocation with respect to the related
               Transfer Date.                                                                                  1.75%

          (p)  The Class D Floating Allocation with respect to the related
               Transfer Date.                                                                                  1.50%

          (q)  The Fixed Investor Percentage with respect to the related
               Monthly Period.                                                                                    -

          (r)  The Class A Fixed Allocation with respect to the related
               Monthly Period.                                                                                    -

          (s)  The Class B Fixed Allocation with respect to the related
               Monthly Period.                                                                                    -

          (t)  The Class C Fixed Allocation with respect to the related
               Monthly Period.                                                                                    -

          (u)  The Class D Fixed Allocation with respect to the related
               Monthly Period.                                                                                    -

          (v)  The outstanding principal balance of the Class A Notes as of the
               end of the day on the Payment Date.                                                 $ 550,000,000.00

          (x)  The outstanding principal balance of the Class B Notes as of the
               end of the day on the Payment Date.                                                 $  22,170,000.00

          (y)  The outstanding principal balance of the Class C Notes as of the
               end of the day on the Payment Date.                                                 $  10,350,000.00

          (z) The outstanding principal balance of the Class D Notes as of the $8,880,000.00 end of the day on the Payment Date.

          (aa) The balance of the Transferor Certificate as of the end of
               the related Monthly Period.                                                                     0.00

     3.   Increases and Decreases in Investor Interests.
          ---------------------------------------------

          (a)  Increases in the Class A Investor Interest made during the related Interest Period (not including increases made on the
               preceding payment date)                                                                         0.00

          (b)  Increases in the Class B Investor Interest made during the related Interest Period (not including increases made on the
               preceding payment date)                                                                         0.00

          (c)  Increases in the Class C Investor Interest made during the related Interest Period (not including increases made on the
               preceding payment date)                                                                         0.00

          (d)  Increases in the Class D Investor Interest made during the related Interest Period (not including increases made on the
               preceding payment date)                                                                         0.00

          (e)  Voluntary Decreases in the Class A Investor Interest made during the related Interest Period (not including decreases made on
               the preceding payment date)                                                                     0.00

          (f)  Voluntary Decreases in the Class B Investor Interest made during the related Interest Period (not including decreases made on
               the preceding payment date)                                                                     0.00

          (g)  Voluntary Decreases in the Class C Investor Interest made during the related Interest Period (not including decreases made on
               the preceding payment date)                                                                     0.00


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
          (h)  Voluntary Decreases in the Class D Investor Interest made during the related Interest Period (not including decreases made on
               the preceding payment date)                                                                     0.00

          (i)  Increases in the Class A Investor Interest to be made on the
               related Payment Date.                                                                           0.00

          (j)  Increases in the Class B Investor Interest to be made on the
               related Payment Date.                                                                           0.00

          (k)  Increases in the Class C Investor Interest to be made on the
               related Payment Date.                                                                           0.00

          (l)  Increases in the Class D Investor Interest to be made on the
               related Payment Date.                                                                           0.00

          (m)  Mandatory Decreases of the Class A Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (n)  Mandatory Decreases of the Class B Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (o)  Mandatory Decreases of the Class C Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (p)  Mandatory Decreases of the Class D Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (q)  Voluntary Decreases in the Class A Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (r)  Voluntary Decreases in the Class B Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (s)  Voluntary Decreases in the Class C Investor Interest to be made
               on the related Payment Date.                                                                    0.00

          (t)  Voluntary Decreases in the Class D Investor Interest to be made
               on the related Payment Date.                                                                    0.00

     4.   Delinquent Receivables
          ----------------------
                                                   Aggregate        Percentage
                                                 Outstanding         of Total
                                                    Balance         Receivables
                                                 -------------------------------

                        (a)  1   -  30 days       $43,121,600.13        1.44%
                        (b)  31 - 60 days         $10,060,653.01        0.34%
                        (c)  61 - 90 days          $7,470,218.34        0.25%
                        (d)  91 - 120 days         $5,054,115.69        0.17%
                        (e)  121 - 150 days        $2,977,668.12        0.10%
                        (f)  151 or more days      $6,690,491.47        0.22%
                                                 -------------------------------
                                       Total      $75,374,746.76        2.52%
                                                 ===============================

     5.   Deferred Payment Obligations and Unfunded Receivables
          -----------------------------------------------------

          (a)  Aggregate amount of Principal Receivables representing Deferred
               Payment Obligations.                                                                $ 278,862,926.95

          (b)  Percentage of aggregate Principal Receivables balance
               representing Deferred Payment Obligations.                                                      9.33%

          (c)  Aggregate amount of Principal Receivables representing the amount
               of unfunded Receivables.                                                            $  84,375,868.52

          (d)  Percentage of aggregate Principal Receivables balance
               representing the amount of unfunded Receivables.                                                2.82%


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
     6.   Investor Default Amounts
          ------------------------

          (a)  The Aggregate Investor Default Amount for the related Monthly
               Period.                                                                             $98,164.25

          (b)  The Class A Investor Default Amount for the related Transfer
               Date.                                                                               $91,292.42

          (c)  The Class B Investor Default Amount for the related Transfer
               Date.                                                                               $3,679.91

          (d)  The Class C Investor Default Amount for the related Transfer
               Date.                                                                               $1,717.96

          (e)  The Class D Investor Default Amount for the related Transfer
               Date.                                                                               $1,473.96

     7.   Investor Charge-offs

          (a)  The aggregate amount of Class A Investor Charge-Offs and other
               principal writedowns for the related Transfer Date.                                     $0.00

          (b)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per $1,000 of
               original Class A Note principal amount.                                                 $0.00

          (c)  The aggregate amount of Class B Investor Charge-Offs and other
               principal writedowns for the related Transfer Date.                                     $0.00

          (d)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per $1,000 of
               original Class B Note principal amount.                                                 $0.00

          (e)  The aggregate amount of Class C Investor Charge-Offs and other
               principal writedowns for the related Transfer Date.                                     $0.00

          (f)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(e) above per $1,000 of
               original Class C Note principal amount.                                                 $0.00

          (g)  The aggregate amount of Class D Investor Charge-Offs and other
               principal writedowns for the related Transfer Date.                                     $0.00

          (h)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(g) above per $1,000 of
               original Class D Note principal amount.                                                 $0.00

          (i)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately
               preceding this payment Date.                                                            $0.00

          (j)  The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(i) above per $1,000 of original Class A Note principal amount reimbursed on the Transfer
               Date immediately preceding this Payment Date.                                           $0.00

          (k)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately
               preceding this payment Date.                                                            $0.00

          (l)  The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(k) above per $1,000 of original Class B Note principal amount reimbursed on the Transfer
               Date immediately preceding this Payment Date.                                           $0.00


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
          (m)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately
               preceding this payment Date.                                                            $0.00

          (n)  The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(m) above per $1,000 of original Class C Note principal amount reimbursed on the Transfer
               Date immediately preceding this Payment Date.                                           $0.00

          (o)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date immediately
               preceding this payment Date.                                                            $0.00

          (p)  The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(o) above per $1,000 of original Class C Note principal amount reimbursed on the Transfer
               Date immediately preceding this Payment Date.                                           $0.00

     8.   Investor Servicing Fee
          ----------------------

          (a)  The amount of the Class A Servicing Fee payable by the Trust to
               the Servicer with respect to the related Transfer Date.                                 $0.00

          (b)  The amount of the Class B Servicing Fee payable by the Trust to
               the Servicer with respect to the related Transfer Date.                                 $0.00

          (c)  The amount of the Class C Servicing Fee payable by the Trust to
               the Servicer with respect to the related Transfer Date.                                 $0.00

          (d)  The amount of the Class D Servicing Fee payable by the Trust to
               the Servicer with respect to the related Transfer Date.                                 $0.00

     9.   Reallocations
          -------------

          (a)  The amount of Reallocated Class B Principal Collections with
               respect to this payment Date.                                                           $0.00

          (b)  The amount of Reallocated Class C Principal Collections with
               respect to this payment Date.                                                           $0.00

          (c)  The amount of Reallocated Class D Principal Collections with
               respect to this payment Date.                                                           $0.00

     10.  Collection of Finance Charge Receivables
          ----------------------------------------

          The aggregate amount of Collections of Finance Charge Receivables
          (including Recoveries) received during the related Monthly Period which were allocated in respect of the Class A, Class B, Class C and
          Class D notes.                                                                       $3,476,780.09

     11.  Available Funds
          ---------------

          (a)  The amount of Class A Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date.                                    $3,233,393.73

          (b)  The amount of Class B Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date.                                      $130,335.16

          (c)  The amount of Class C Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date.                                       $60,846.59

          (d)  The amount of Class D Available Funds on deposit in the Finance
               Charge Account on the related Transfer Date.                                       $52,204.61

     12.  Pool Factor as of the related Monthly Period                                             1.0000000
          --------------------------------------------



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
     13.  Yield Enhancement
          -----------------

          (a)  Balance in the Yield Enhancement Account as of the related
               Monthly Period                                                                  $2,812,507.64

          (b)  Available Yield Enhancement Amount with respect to the related
               Transfer Date.                                                                  $1,117,123.75

          (c)  Excess Spread with respect to the related Transfer Date.
                                                                                               $2,293,376.42

          (d)  Amount paid to Noteholders from Excess Spread on the related
               Transfer Date.                                                                     $31,884.33

          (e)  Amount paid to Noteholders from the Yield Enhancement Account on
               ther related Transfer Date.                                                             $0.00

          (f)  91 Day Delinquency Amount as of the related Transfer Date.
                                                                                               $2,821,910.23

          (g)  Amount in excess of the 91 Day Delinquency Amount released from.
               the Yield Enhancement Account.                                                 ($3,369,213.25)

          (h)  Resulting balance in the Yield Enhancement Account on the related
               Transfer Date.                                                                  $2,821,910.23

     15.  Class C Reserve Account
          -----------------------

          (a)  Class C Reserve Amount Requied                                                          $0.00

          (b)  Class C Reserve Amount Funded                                                           $0.00

     16.  Excess Funding Account
          ----------------------

          (a)  The principal amount on deposit in the Excess Funding Account as
               of the end of the related Monthly Period.                                               $0.00

          (b)  The Amount of Principal Collections deposited into the Excess
               Funding Account on the related Transfer Date.                                           $0.00

     C.   FLOATING RATE DETERMINATION
          ---------------------------

          1.   LIBOR for the Interest Period ending on this payment Date.                             2.1000%

     D.   AMORTIZATION PERIODS
          --------------------

          1.   Class A Controlled Amortization period has not commenced.

          2.   Class B Controlled Amortization period has not commenced.

          3.   Class C Controlled Amortization period has not commenced.

          4.   Class D Controlled Amortization period has not commenced.

          5.   Class A Principal Amortization period has not commenced.

          6.   Class B Principal Amortization period has not commenced.

          7.   Class C Principal Amortization period has not commenced.

          8.   Rapid Amortization Period has not commenced.



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
     E.   PAY OUT EVENTS
          --------------

          (a)  Financed Premium Percentage for the related Monthly Period.                             78.92%

          (b)  Financed Premium Percentage for the Monthly Period immediately
               preceding the related Monthly Period.                                                   79.45%

          (c)  Financed Premium Percentage for the Monthly Period next preceding
               the related Monthly Period.                                                             78.46%

          (d)  Monthly Payment Rate for the related Monthly Period.                                    20.53%

          (e)  Monthly Payment Rate for the Monthly Period immediately preceding
               the related Monthly Period.                                                             21.58%

          (f)  Monthly Payment Rate for the Monthly Period next preceding the
               related Monthly Period.                                                                 20.04%

          (g)  Annualized Monthly Excess Spread Amount for the related Monthly
               Period.                                                                                 686 bp's

          (h)  Annualized Monthly Excess Spread Amount for the Monthly Period
               immediately preceding the related Monthly Period.                                       707 bp's

          (i)  Annualized Monthly Excess Spread Amount for the Monthly Period
               next preceding the related Monthly Period.                                              681 bp's

          To the knowledge of the undersigned, no Series 2004-1 Pay Out Event or Trust Pay Out Event has occurred.

     F.   SUPPLEMENTAL INFORMATION:
          ------------------------

          The five largest affiliated insurance carrier groups at month-end are:

                                                                    % of total
                                                                    ----------
                   1.   American International Group Inc.                32.7%
                   2.   Lloyd's of London                                 5.4%
                   3.   Zurich Financial Services Group                   4.7%
                   4.   St. Paul Travelers Companies Inc.                 3.8%
                   5.   ACE INA Group                                     3.1%

                             A. I. CREDIT CORP., AICCO I, AICCO II, IP FINANCE, IP FUNDING, SERVICER




                             By:  /s/ Jeffrey Lesnoy
                                 -----------------------------------------------
                                 Jeffrey Lesnoy
                                 Senior Vice President and
                                 Controller




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